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                                                                   EXHIBIT 10.50


                            ASSET PURCHASE AGREEMENT


         THIS ASSET PURCHASE AGREEMENT (the "Agreement") is entered into as of November 7, 1997, by and among Mission Party Ice, Inc., a wholly owned subsidiary of Packaged Ice, Inc., both Texas corporations ("Buyer") New Braunfels Smokehouse, Inc., a Texas corporation ("Seller") and Sue Snyder who owns all of the outstanding capital stock of Seller (the "Shareholder").


                             PRELIMINARY STATEMENTS

         Seller is engaged in the manufacture and sale of packaged ice products (such business being herein referred to here in as "Seller's Business" or "Business"); and

         Seller operates the Business under the name of "Tex-Ice."

         Seller is desirous of selling to Buyer and Buyer is desirous of purchasing certain assets of Seller's Business, upon the terms and conditions hereafter set forth;

         NOW THEREFORE, in consideration of the premises and the mutual agreements, covenants, representations and warranties hereafter set forth, the parties hereby agree as follows:


                                 I. DEFINITIONS

         Unless the context otherwise requires, the terms defined in this
Section I shall have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined.

         "Assets" shall mean those assets of the Company which are more fully described in Section 2.1 and Schedule 2.1 of this Agreement.

         "Bill of Sale" shall refer to the Bill of Sale conveying title to the Assets from Seller to Buyer attached to this Agreement as Exhibit A.

         "Closing" shall mean the consummation of this Agreement.

         "Closing Date" shall mean the date on which this Agreement will be consummated.

         "Excluded Assets" shall have the meaning set forth in Section 2.3 of this Agreement.

         "Financial Statements" shall have the meaning set forth in Section 3.3 of this Agreement.

         "Intangible Assets" shall mean all patents, trademarks, trademark licenses, trade names, brand names, slogans, copyrights, reprint rights, franchises, licenses, authorizations, inventions,


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processes, know-how, formulas, trade secrets and other intangible assets of and only of the Business (together with all pending applications, continuations-in-part and extensions for any of the above).

         "Seller's Disclosure Memorandum" shall mean that schedule attached hereto that lists all disclosures by Seller concerning the Assets and the Business which are the subject of this Agreement.

         "Taxes" shall mean all excise, added value, sales, use, real and personal property, occupancy, business and occupation, mercantile, real estate, or other tax (including interest and penalties thereon and including estimated taxes thereof).

                              II. PURCHASE AND SALE

         2.1 PURCHASE AND SALE OF ASSETS. Subject to the terms and conditions of this Agreement, Seller agrees to sell, convey, assign, transfer and deliver to Buyer, and Buyer agrees to purchase, at the Closing, the personal property, intangible assets, contracts and rights of Seller related to the Seller's Business (save and except the Excluded Assets) which are described on Schedule
2.1 attached hereto and incorporated herein by reference, and all of the goodwill of Seller's Business associated therewith (collectively the "Assets").

         2.2 PURCHASE PRICE. The Purchase Price of the Assets shall be $1,200,000, which shall be paid to Seller in the form of a bank cashier's check.

         2.3 EXCLUDED ASSETS. The Assets shall not include and Buyer shall not acquire the assets and properties described in Schedule 2.3 attached hereto (the "Excluded Assets").

         2.4 ASSUMPTION OF LIABILITIES. It is hereby agreed and understood that Buyer is assuming no liabilities whatsoever of Seller.

         2.5 PRORATION. The parties shall prorate at the Closing the current year's ad valorem taxes and vehicle license fees on the property comprising the Assets, based on the latest available statements from taxing authorities, whether for the current tax year or the preceding tax year. Seller's pro rata share of such taxes and vehicle license fees shall be the portion attributable to the period through the day preceding the Closing Date, prorated by days. The prorated amounts shall be payable in the manner set forth below:

                  (a) If a prorated amount is payable by Buyer and determinable at the Closing, it shall be added to the amount payable by Buyer at the Closing.

                  (b) If a prorated amount is payable by Buyer and not determinable at the Closing, it shall be billed by Seller when determinable and promptly paid by Buyer to Seller.



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                  (c) If a prorated amount is payable by Seller and determinable at the Closing, it shall be deducted from the amount otherwise payable by Buyer at the Closing.

                  (d) If a prorated amount is payable by Seller and not determinable at the Closing, it shall be billed by Buyer when determinable and promptly paid by Seller to Buyer.

         2.6 VAULT USAGE. The parties hereto agree and acknowledge that the Purchase Price paid by the Buyer to the Seller shall include Seller granting to Buyer 90 days usage of Seller's ice vault located at 441 N. Guenther, New Braunfels, Texas. Said usage shall be free of any additional rents, and Buyer shall have no obligation to pay any proratable amounts of utilities, insurance or taxes to Seller as a result of Buyer's usage of Seller's aforementioned vault. Buyer's right to utilize the aforementioned vault shall be limited to Buyer's using the vault for the storage of packaged ice products only and limited to normal business hours only.

         2.7 ALLOCATION. The parties hereto agree and acknowledge that they will agree upon an allocation of the purchase price within 60 days from the date hereof.

         2.8 PURCHASE PRICE ADJUSTMENT. In addition to the Purchase Price, Buyer agrees to pay for the current value of the ice bags ordered from Arrow Industries warehouse and due to be shipped on December 1, 1997. The additional amount to be paid by Buyer for the bag inventory is set forth in Schedule 2.8 hereto.

                       III. REPRESENTATIONS AND WARRANTIES
                            OF SELLER AND SHAREHOLDER

         Except as otherwise disclosed in Seller's Disclosure Memorandum, Seller and Shareholder represent and warrant to Buyer as follows:

         3.1 ORGANIZATION. Seller is a Texas corporation doing business in the State of Texas and is known to do business as Tex-Ice. Seller has all requisite power and authority to own, lease and operate the Business as presently conducted and to enter into this Agreement and to perform its obligations hereunder.

         3.2 EXECUTION, DELIVERY AND PERFORMANCE OF AGREEMENT. The execution, delivery and performance by Seller and Shareholder of this Agreement and the consummation of it by the transactions contemplated hereby have been duly authorized by all necessary action. This Agreement has been duly executed and delivered by Seller and Shareholder and constitutes the valid and binding obligation of Seller and Shareholder, enforceable against them in accordance with its terms. The execution, delivery and performance of this Agreement by Seller and Shareholder will not, with or without the giving of notice, the passage of time, or both, violate, conflict with, result in a default, breach or loss of rights under, or result in the creation of any lien, claim or encumbrance pursuant to, any lien, encumbrance, instrument, agreement, or understanding, or any law, regulation, rule, order, judgment or decree, to which Seller or Shareholder is a party or by which he is bound or affected.



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         3.3 FINANCIAL STATEMENTS. Seller has previously caused to be furnished to Buyer the Business' unaudited balance sheet as of December 31, 1996, and the related statements of income and statements of cash flow for the fiscal year then ended, and the unaudited balance sheet of the Business as of September 30, 1997 and the related unaudited statement of income and statement of cash flow for the 9-month period ending September 30, 1997 (such balance sheets and related statements are collectively referred to herein as the "Financial Statements"). The Financial Statements taken as a whole present fairly the financial position of the Business as of December 31, 1996 and September 30, 1997, respectively, all of which have been compiled and maintained utilizing consistently applied methods.

         Except as and to the extent reflected or reserved against in the Financial Statements or as disclosed by Seller in Seller's Disclosure Memorandum and except for liabilities arising in the ordinary course of business and consistent with past practice since the date of Seller's September 30, 1997 Balance Sheet, Seller has operated the Business in the ordinary course and has incurred no material liabilities which would be required to be reflected in accordance with the generally accepted accounting principles on a balance sheet as of the date hereof or disclosed in the notes thereto. Since September 30, 1997 there has not been any material adverse change in the business, operations, properties, prospects, assets or condition of the Business, and no event has occurred or circumstance exists that may result in such a material adverse change.

         3.4 ENCUMBRANCES ON THE ASSETS. As of the Closing Date, there are no debts, liabilities, mortgages, liens, security interests, charges, pledges, conditional sale agreements, or adverse claims or restrictions, transfers or any other encumbrances (hereinafter "Encumbrances") whatsoever against the Assets.

         3.5 BUSINESS OPERATIONS AND CONDITION OF ASSETS. Seller and Shareholder acknowledge that Buyer is purchasing the Assets for the express purpose of operating a packaged ice manufacturing and distribution business. All items comprising the Assets have been continuously used by Seller in Seller's Business and are now in serviceable condition, to the best of Seller's knowledge, unless expressly disclosed to the contrary by Seller in Seller's Disclosure Memorandum.

         3.6 TITLE TO PERSONAL PROPERTY. Except as set forth in Seller's Disclosure Memorandum, Seller has good, legal and marketable title to all of the personal property comprising the Assets; at the Closing, Seller shall deliver to Buyer good, legal and marketable title to the Assets free from all liens or other encumbrances by any person whatsoever.

         3.7 LITIGATION. To the best of Seller's knowledge, there is no pending claim, action, suit, proceeding or investigation (judicial, governmental or otherwise), nor any order, decree or judgment in effect, or, to the knowledge of Seller, threatened, against or relating to Seller or the Assets, or the transactions contemplated by this Agreement.

         3.8 COMPLIANCE WITH LAWS. To the best of Seller's knowledge, Seller has complied with all laws, rules, regulations, ordinances, orders, judgments and decrees relating to the Assets.



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The ownership and use of the Assets and the conduct of the Business as it specifically relates to the Assets does not conflict with the rights of any other person.

         3.9 TAXES. All returns, including estimated tax returns, required to be filed after the Closing Date by or with respect to Seller with respect to Taxes, that, if unpaid, might result in a lien upon any of the Assets, will be duly filed and will be true, correct and complete, and all Taxes payable pursuant thereto will be paid except such Taxes, if any, as may be contested in good faith. No deficiency or adjustment in respect to any Taxes that have been assessed against or with respect to Seller that, if unpaid, might result in a lien upon any of the Assets remains unpaid.

         All Taxes that relate to the Assets and that are payable by or accruable by Seller or as to which Seller has any liability with respect to events occurring on or before the Closing Date have been paid in full or have been adequately provided for in the reserve for taxes on the books of Seller on or before the Closing Date, except for income, franchise or capital stock taxes and transfer, sales and other taxes arising in connection with the transactions contemplated by this Agreement.

         3.10 ENVIRONMENTAL. As it relates to the Assets and the Business and to the best of Seller's knowledge, Seller has complied in all respects with all laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof) which have jurisdiction over Seller and its subsidiaries concerning pollution or protection of the environment, public health and safety, or employee health and safety, including laws relating to emissions, discharges, releases, or threatened releases of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes into ambient air, surface water, ground water, or lands or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure so to comply.

         Without limiting the generality of the preceding sentence, Seller has obtained and been in material compliance with all of the terms and conditions of all permits, licenses, and other authorizations which are required under, and has complied, in all material respects, with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules, and timetables which are contained in such laws. Buyer, at Buyer's expense, shall have the right to conduct any and all environmental investigations and surveys necessary to satisfy Buyer as to the environmental condition of the Assets and the property comprising the Ice Vault.

         3.11 EMPLOYEE BENEFITS. Seller is not a party to and does not participate in or have any liability or contingent liability with respect to any "employee welfare benefit plan" or "employee pension benefit plan" as those terms are respectively defined in sections 3(1) and 3(2) of ERISA.



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         3.12 COMPLETE AND ACCURATE DISCLOSURE. To the best of Seller's knowledge, no representation or warranty made to Buyer in this Agreement or in connection with this transaction contains or will contain an untrue statement of a material fact, or omits or will omit to state a material fact necessary to make such representation or warranty not misleading or necessary to enable a prospective purchaser of Seller's Business or the Assets to make a fully informed decision. All documents and information which have been or will be delivered to Buyer or its representatives by or on behalf of Seller are and will be true, correct and complete copies of the documents they purport to represent.

         3.13 CONSENTS. To the best of Seller's knowledge, except as set forth in Seller's Disclosure Memorandum, no consent or approval of any public body or authority and no consents or waivers from other parties to material licenses, franchises, permits, agreements or other instruments are required to be obtained by Seller or Shareholder as a result of the transfer of the Assets contemplated by this Agreement to (i) avoid the loss of any material license, franchise, permit or other instrument or the creation of any lien or other claim on any Asset pursuant to the terms of any law, regulation, order, agreement or other legal requirement binding upon Seller relating to the Business or to which any such Asset may be subject, or (ii) to enable Buyer to continue the operation of the Business substantially as conducted prior to the Closing.

         3.14 CONTRACTS. Seller is not a party to any contracts relating to the Business or the Assets that are not terminable at will, other than those contracts of Seller relating to the Business listed and described in Seller's Disclosure Memorandum.

                   IV. REPRESENTATIONS AND WARRANTIES OF BUYER

         4.1 CORPORATE EXISTENCE; GOOD STANDING; CAPITALIZATION. Buyer is a corporation, duly organized, validly existing and in good standing under the laws of the State of Texas.

         4.2 POWER AND AUTHORITY. Buyer has the requisite corporate power and authority, and has been duly authorized, to enter into this Agreement and to perform all of its obligations hereunder. Buyer represents and warrants to Seller that this Agreement has been duly executed and delivered by Buyer, and constitutes a valid and binding obligation in accordance with its terms.

                     V. COVENANTS OF SELLER AND SHAREHOLDER

         Seller and Shareholder hereby covenant and agree as follows:

         5.1 CONDUCT OF BUSINESS. Between the date hereof and the Closing Date, Seller shall operate the Business in the ordinary course and continue normal capital expenditures and maintenance in connection with the Assets prior to the Closing Date, except (i) as may be permitted by this Agreement or (ii) as necessary to consummate the transactions contemplated hereby.



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         5.2 INVESTIGATION BY BUYER.

                  (a) Between the date hereof and to the Closing Date, Seller shall (i) give Buyer and its authorized representatives and advisors access, at reasonable times and on reasonable notice, to all items of personal property comprising the Assets, books and records, personnel, offices, and other facilities of the Assets, (ii) permit Buyer to make such inspections thereof as Buyer may reasonably require, and (iii) cause its employees, and its advisors to furnish to Buyer and its authorized representatives and advisors such financial and operating data and other information with respect to the Business prepared in the ordinary course of the Business as Buyer or its agent shall from time to time reasonably request.

                  (b) Seller agrees that, subsequent to the Closing Date, Buyer and its agents and accountants will be permitted reasonable access, during normal business hours, and as often as Buyer may reasonably request, consistent with reasonable requirements of Seller, to the books and records of Seller and its affiliates, insofar as such books and records contain information or data pertaining to the Assets prior to the Closing Date to the extent such information is not otherwise available at the offices or other facilities of the Buyer, and Buyer shall have the right to make copies thereof and excerpts therefrom.

         5.3 CLOSING CONDITIONS. Seller and Shareholder will, to the extent within their control, use their best efforts to cause the conditions set forth in Article VII to be satisfied by the Closing Date.

         5.4 CONFIDENTIALITY. From and after the date hereof, Seller and Shareholder will, and will cause its officers, employees, representatives, consultants and advisors of Seller to, hold in confidence all confidential information in the possession of Seller or Shareholder, their affiliates or their financial advisor concerning the Assets. Seller and Shareholder will not release or disclose any such information to any person other than Buyer and its authorized representatives. Notwithstanding the foregoing, the confidentiality obligations of this Section shall not apply to information:

                  (a) which Seller or Shareholder are compelled to disclose by judicial or administrative process, or, in the reasonable opinion of counsel, by other mandatory requirements of law;

                  (b) which can be shown to have been generally available to the public other than as a result of a breach of this Section; or

                  (c) which can be shown to have been provided to Seller or Shareholder by a third party who obtained such information other than as a result of a breach of a confidential relationship.

         5.5 PUBLIC ANNOUNCEMENT. Seller, Shareholder and Buyer will cooperate in the public announcement of the transactions contemplated by this Agreement, and, other than as may



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be required by applicable law, no such announcement will be made by either party without the consent of the other party, which consent shall not be unreasonably withheld.

         5.6 NO SHOPPING. Seller shall not solicit, initiate or participate, directly or indirectly, or cause any other person to solicit, initiate or participate, directly or indirectly, in discussions or negotiations with, or provide any information to, any other person (other than the Buyer) concerning, or enter into any agreement providing for (other than in the ordinary course of business) the acquisition of the Assets or part thereof (whether by merger, purchase of stock or assets or other similar transaction), other than the acquisition contemplated by this Agreement.

         5.7 FURTHER ASSURANCES. Seller and Shareholder will use their best efforts to implement the provisions of this Agreement, and for such purpose Seller, at the request of Buyer, at or after the Closing Date, will, without further consideration, promptly execute and deliver, or cause to be executed and delivered, to Buyer such deeds, assignments, bills of sale, consents, documents evidencing title and other instruments in addition to those required by this Agreement, in form and substance satisfactory to Buyer, as Buyer may reasonably deem necessary or desirable to implement any provision of this Agreement.

         5.8 INSURANCE. Seller shall maintain insurance through the Closing Date with financially sound and reputable insurers unaffiliated with Seller in such amounts and against such risks as are adequate to protect the Assets and the Business.

         5.9 NONCOMPETITION AGREEMENT. At the Closing, Seller and Shareholder will enter into noncompetition agreements in the form attached hereto as Exhibit
5.9 (the "Noncompetition Agreement").

         5.10 CESSATION OF BUSINESS/CHANGE OF NAME. Seller will cease to conduct any business constituting the manufacturing, packaging, and/or distribution of packaged ice products under the name of "Tex-Ice" or "New Braunfels Smokehouse, Inc."

         5.11 OPINION OF LEGAL COUNSEL. At the Closing, Sellers and Shareholder will deliver to Buyer a Legal Opinion of Seller's counsel in the form attached hereto as Exhibit 5.11.

         5.12 DISCHARGE OF SELLER'S DEBTS. Seller hereby agrees and acknowledges that Buyer is not assuming any debts of Seller's and that Seller remains responsible for and will discharge all debts that relate to the Business and were incurred by Seller prior to the Closing.

                             VI. COVENANTS OF BUYER

         6.1 ANCILLARY AGREEMENTS. At the Closing, Buyer will pay the purchase price and enter into the Noncompetition Agreement and all other ancillary documents required hereunder.

         6.2 REMOVAL OF EQUIPMENT. All ice making equipment conveyed hereunder shall be removed from Seller's premises no earlier than December 26, 1997 and no later than March 31, 1998. Such removal shall be in accordance with industry standards, and any contractors used in



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such removal shall be mutually acceptable by Buyer and Seller, and such acceptance shall not be unreasonably withheld.

         6.3 FUTURE DELIVERIES. Buyer agrees to sell and deliver packaged ice products for Seller's normal food service needs at Seller's five locations at a price of $0.035 per pound through May 31, 1998.


                                  VII. CLOSING

         7.1 TIME AND PLACE. The consummation of the sale and purchase of the Assets and the execution of the Noncompetition Agreement (the "Closing") shall take place at a mutually agreeable time and in a mutually agreeable manner to include, but not limited to, the exchange of facsimile signature page counterparts that have been signed by the appropriate parties to this Agreement. The date of the Closing shall herein be referred to as the "Closing Date" and shall take place no later than November 14, 1997.

         7.2 SELLER'S OBLIGATIONS AT CLOSING. At the Closing, Seller shall execute, acknowledge (where appropriate) and deliver to Buyer in form reasonably satisfactory to Buyer:

                  (a) An assignment or assignments assigning to Buyer the use and possession of all that property comprising the Assets.

                  (b) copies of all certificates of occupancy, licenses, permits, authorizations, and approvals required by law and issued by all governmental authorities having jurisdiction, if any, and the original of each bill for current real estate and personal property taxes, together with proof of payment thereof (if any of the same have been paid);

                  (c) Bills of Sale, assignments or other suitable transfer documents transferring to Buyer, the Assets, free and clear of all liens and encumbrances, in form reasonably satisfactory to counsel for Buyer which includes the form UCC-3 or other appropriate form indicating release of liens by any secured party and that no action of redress or reclamation shall be sought by any secured party against Buyer or the Assets;

                  (d) possession of the ice vault which is described is Section 2.6;

                  (e) the Noncompetition Agreement;

                  (f) a Certificate of Compliance from Seller indicating that Seller has materially complied with its obligations, representations and warranties contained in this Agreement and no material adverse change with respect to the Seller has occurred.



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         7.3 BUYER'S OBLIGATIONS AT CLOSING. At the Closing, Buyer will:

                  (a) deliver to Seller $1,200,000 by check or wire transfer;

                  (b) deliver $0.00 to the holders of any Encumbrances against the Assets;

                  (c) deliver to Seller and Shareholder executed counterparts of the Noncompetition Agreement and all other ancillary documents required hereunder; and

                  (d) a Certificate of Compliance from an officer of Buyer indicating that Buyer has materially complied with its obligations, representations and warranties contained in this Agreement and no material adverse change with respect to the Buyer has occurred.

                           VIII. CONDITIONS TO CLOSING


         8.1 CONDITIONS TO OBLIGATIONS OF BUYER. The obligations of Buyer to complete the transactions contemplated at the Closing shall be subject to the satisfaction on or prior to the Closing Date of the following conditions:

                  (a) Performance. Each agreement and obligation of Seller and/or Shareholder to be performed on or before the Closing Date shall have been duly performed in all material respects;

                  (b) Representations and Warranties True; No Material Adverse Change. The representations and warranties of Seller and Shareholder contained herein shall have been true in all material respects and since the date hereof there shall have occurred no material adverse change in the Business;

                  (c) No Violation of Statutes, Orders, etc. There shall not be in effect any decree or judgment enjoining Buyer from consummating the transactions contemplated hereby;

                  (d) Third Party Creditors. All third party creditors of the Business will be paid in full and have released all liens or claims against the Assets, or Seller shall provide to Buyer documentation from all third party creditors indicating that the third party creditors have released their liens against the Assets and consented to Seller's conveyance of the Assets to Buyer free and clear of all liens or other Encumbrances.

         8.2 CONDITIONS TO OBLIGATIONS OF SELLER. The obligation of Seller to complete the transactions contemplated at the Closing shall be subject to the satisfaction on or prior to the Closing Date of the following conditions:

                  (a) Performance. Each agreement of Buyer to be performed on or before the Closing Date shall have been duly performed in all material respects;



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                  (b) Representations and Warranties True; No Material Adverse
         Change. The representations and warranties of Buyer contained herein shall have been true in all material respects; and

                  (c) No Violation of Statutes, Orders, etc. There shall not be in effect any decree or judgment enjoining Seller from consummating the transactions contemplated hereby.

                               IX. INDEMNIFICATION

         9.1 INDEMNIFICATION OF BUYER BY SELLER. Seller and Shareholder agree to indemnify, defend and hold harmless Buyer, Buyer's parent company, Packaged Ice, Inc. and Buyer's employees, agents, heirs, legal representatives, and assigns from and against any and all claims, suits, losses, expenses (legal, accounting, investigation and otherwise), damages and liabilities (including, without limitation, tax liabilities), arising out of or relating to (i) any liability or obligation of Seller or Shareholder, (ii) the conduct of, or conditions existing with respect to, the Business prior to the Closing with respect to all of the Assets, and (iii) any inaccuracy of any representation or warranty set forth in this Agreement or the breach of any covenant made by Seller in or pursuant to this Agreement.

         9.2 INDEMNIFICATION OF SELLER BY BUYER. Buyer agrees to indemnify, defend and hold harmless Seller and Shareholder from and against any and all claims, suits, losses, expenses (legal, accounting, investigation and otherwise), damages and liabilities (i) arising out of any material inaccuracy or material representation or warranty set forth in this Agreement, (ii) the breach of any covenant made by Buyer, (iii) arising out of Buyer's use of the Assets after the consummation of this Agreement, or (iv) arising out of Buyer's use of Seller's vault as provided in Section 2.6 hereinabove.

         9.3 EFFECT OF TERMINATION. Without limiting any other rights the parties may have, the parties specifically agree that the covenants contained in this Article will continue to be enforceable following termination of this Agreement.

                                 X. TERMINATION

         10.1 TERMINATION. This Agreement and the transactions contemplated hereby may be terminated at any time prior to the Closing Date by any of the following:

                  (a) Mutual Consent. By mutual written consent of Seller, Shareholder and Buyer;

                  (b) Misrepresentation or Breach. By Seller and Shareholder or by Buyer, if there has been a material misrepresentation or a material breach of a warranty or covenant herein or in any agreement required to be delivered pursuant hereto on the part of the other party hereto;



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                  (c) Failure of Condition to Buyer's Obligations. By Buyer, if
         all of the conditions set forth in Section 8.1 have not been satisfied;

                  (d) Failure of Condition to Seller's Obligations. By Seller and Shareholder, if all of the conditions set forth in Section 8.2 have not been satisfied;

                  (e) Court Order. By Seller or Buyer if consummation of the transactions contemplated hereby shall violate any nonappealable final order, decree or judgment of any court or governmental body having competent jurisdiction;

                  (f) Material Adverse Change. By Buyer if any event has occurred after the date hereof which is, or will result in a material adverse change in the prospects, business or condition of the Assets.

         10.2 EFFECT OF TERMINATION. If this Agreement is terminated pursuant to
Section 10.1(a), all further obligations of Seller and Shareholder and Buyer under this Agreement shall terminate without further liability of Seller, Shareholder or Buyer.

         If Seller and Shareholder fail to consummate the transactions contemplated on its part to occur on the scheduled Closing Date, in circumstances whereby all conditions of the Closing set forth in Section 8.2 have been satisfied in all material respects or waived, Buyer's sole remedy shall be to (i) to require Seller and Shareholder to consummate and specifically perform the transactions contemplated hereby, in accordance with the terms of this Agreement, and to obtain from Seller and Shareholder any attorney fees incurred in connection with procuring such specific performance or (ii) terminate this Agreement and obtain reimbursement of its out-of-pocket expenses incurred directly in connection with the negotiation, preparation and performance of this Agreement.

         If Buyer fails to consummate the transactions contemplated on its part to occur on the Closing Date, in circumstances whereby all conditions of the Closing set forth in Section 8.1 have been satisfied in all material respects or waived, Seller's and Shareholder's sole remedy shall be to (i) to require Buyer to consummate and specifically perform the transactions contemplated hereby, in accordance with the terms of this Agreement, and to obtain from Buyer any attorney fees incurred in connection with procuring such specific performance or
(ii) terminate this Agreement and obtain reimbursement of its out-of-pocket expenses incurred directly in connection with the negotiation, preparation and performance of this Agreement.

         10.3 RIGHT TO PROCEED. Notwithstanding anything in this Agreement to the contrary, if any condition specified in Section 8.1 or 8.2 has not been satisfied, Seller and Shareholder or Buyer, in addition to any other rights which may be available to it, shall have the right to waive any such condition that is for its benefit and to require the other party hereto to proceed with the Closing.

                                XI. MISCELLANEOUS

         11.1 EXPENSES. Legal, accounting and other costs and expenses incurred in connection with this transaction shall be paid by the party incurring such expenses.

         11.2 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained in or made in connection with this Agreement shall survive the Closing.

         11.3 INUREMENT; ASSIGNMENT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, legal representatives and, if properly assigned, assigns. This Agreement may not be assigned by any party without the written consent of the other parties hereto.

         11.4 ENTIRE AGREEMENT; AMENDMENT. This Agreement, the Schedules and Exhibits hereto, and the related agreements referred to herein embody the entire agreement of the parties hereto, and supersede all prior agreements and understandings, with respect to the subject matter hereof.

         11.5 SEVERABILITY. Any provision of this Agreement which is invalid, unenforceable or illegal in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such invalidity, unenforceability or illegality without affecting the remaining provisions hereof and without affecting the validity, enforceability or legality of such provision in any other jurisdiction.

         11.6 INCORPORATION OF EXHIBITS AND SCHEDULES. All Exhibits and Schedules referenced in this Agreement, and any statements contained therein or in any certificate or instrument delivered pursuant hereto, constitute an integral part of this Agreement and shall be deemed made in this Agreement as if set forth in full herein.

         11.7 CAPTIONS AND HEADINGS; USE OF TERM "PERSON". Captions and headings used herein are for convenience only, do not constitute a part of this Agreement, and shall not be considered in construing this Agreement. Unless the context otherwise requires, all article, section or subsection cross-references are to articles, sections and subsections within this Agreement. As used herein, the term "person" shall mean any corporation, partnership, venture, proprietorship, trust, benefit plan or other entity or enterprise.

         11.8 GOVERNING LAW; VENUE. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         11.9 NOTICE. All notices of requests, demands or other communications required or to be given hereunder shall be delivered by hand, overnight courier, facsimile transmission, or by United States Mail, postage prepaid, by registered or certified mail (return receipt requested), to the addressed indicated below and shall be deemed given when received by the addressee thereof:

               to Seller:          New Braunfels Smokehouse, Inc.
                                   146 Highway 46 East
                                   New Braunfels, Texas 78130

               to Shareholder:     Sue Snyder
                                   146 Highway 46 East
                                   New Braunfels, Texas 78130

               with a copy to:     Drought & Pipkin
                                   112 E. Pecan
                                   San Antonio, Texas 78205
                                   Attn: Marvin Pipkin, Esq.

               to Buyer:           Mission Party Ice, Inc.
                                   8572 Katy Freeway, Suite 101
                                   Houston, Texas 77024
                                   Attn: A.J. Lewis III, President

               with a copy to:     Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                   300 Convent St.
                                   Suite 1500
                                   San Antonio, Texas 78205
                                   Attn: Alan Schoenbaum, P.C.

or such other address or addresses as may be expressly designated by either party by notice given in accordance with the foregoing provision.

         11.10 AGENTS OR BROKERS. Seller and Shareholder and Buyer mutually represent and agree with each other that no agents or brokers have been utilized in the solicitation or negotiation of the sale of the Business and no fees, commissions or expenses of any type shall be due or payable out of the proceeds of the purchase price by either party to this Agreement.

         11.11 TIME IS OF THE ESSENCE. Time is of the essence of this Agreement, and all time limitations shall be strictly construed and rigidly enforced. The failure or delay in the enforcement of any rights or interests granted herein shall not constitute a waiver of any such right or interest or be considered as a basis for estoppel.

         11.12 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument.

         11.13 ARBITRATION. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by binding arbitration in accordance with the Commercial Rules of the American Arbitration Association by a single arbitrator to be located in San Antonio, Bexar County, Texas, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof, and shall not be appealable.

                      [NEW BRAUNFELS SMOKEHOUSE, INC. ASSET
                   PURCHASE AGREEMENT SIGNATURE PAGE FOLLOWS]



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

                         [NEW BRAUNFELS SMOKEHOUSE, INC.
                    ASSET PURCHASE AGREEMENT SIGNATURE PAGE]


Executed on the date first written above.


                                   BUYER:

                                   MISSION PARTY ICE, INC.


                                   By: /s/ A.J. LEWIS III
                                      ------------------------------------------
                                        Print Name: A.J. Lewis III
                                        Print Title: President




                                   SELLER:


                                   By: /s/ J. DUDLEY SNYDER
                                      ------------------------------------------
                                        Print Name: J. Dudley Snyder
                                        Print Title: President


                                   SHAREHOLDER

                                    /s/ SUE SNYDER
                                   ---------------------------------------------
                                   SUE SNYDER